Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
November, 1996

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  6.47%
     November, 1996  6.49%
     October, 1996  6.63%
     September, 1996  6.30%



Cash Yield                                              18.36%


Investor Charge Offs                                    3.97%


Base Rate                                               7.90%


Over 35 Day Delinquency                                 4.88%


Seller's Interest                                       23.97%


Total Payment Rate                                      10.02%


Total Principal Balance                                $8,198,022,382.34


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,964,689,048.95